                                                                    EXHIBIT 99.2


                        FIRST AMERICAN'S ACQUISITION OF
                               DEPOSIT GUARANTY

                                    [LOGO]

                  LEVERAGING THE JOINT STRENGTHS TO BUILD ONE
                   OF THE NATION'S BEST PERFORMING COMPANIES

                               December 8, 1997



                      [LOGO] FORWARD LOOKING INFORMATION

TO THE EXTENT THAT STATEMENTS IN THIS PRESENTATION RELATE TO THE PLANS, OBJECTIVES OR FUTURE PERFORMANCE OF FIRST AMERICAN CORPORATION, DEPOSIT GUARANTY CORP. AND THE COMBINED COMPANY FOLLOWING THE MERGER, THESE STATEMENTS ARE CONSIDERED TO BE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND THE CURRENT ECONOMIC ENVIRONMENT. ACTUAL STRATEGIES AND RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THOSE CURRENTLY EXPECTED DUE TO VARIOUS RISKS AND UNCERTAINTIES. ADDITIONAL DISCUSSION OF FACTORS AFFECTING FIRST AMERICAN'S, DEPOSIT GUARANTY'S OR THE COMBINED COMPANY'S BUSINESS AND PROSPECTS IS CONTAINED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                       AGENDA

[]ATTRACTIVE COMBINATION

[]OVERVIEW OF TRANSACTION

[]BUILDING SHAREHOLDER VALUE

[]CONCLUSION




[LOGO]                       AGENDA

[]ATTRACTIVE COMBINATION

[]OVERVIEW OF TRANSACTION

[]BUILDING SHAREHOLDER VALUE

[]CONCLUSION

[LOGO] ATTRACTIVE ACQUISITION

[]SIGNIFICANTLY ACCRETIVE TO EARNINGS

[]SUBSTANTIALLY IMPROVES PROFITABILITY

[]MINIMAL INTEGRATION RISK

[]COMPLEMENTARY STRENGTHS

[]BROADENS MANAGEMENT TEAM




[LOGO] SUBSTANTIALLY ACCRETIVE
             TO EARNINGS

[]NEUTRAL IN 1998


[]6% ACCRETIVE IN 1999 - $0.18/SHARE
  - EARNINGS ON EXCESS CAPITAL NOT INCLUDED ABOVE

[]10% ACCRETIVE IF EARNINGS ON EXCESS CAPITAL
  ARE ASSUMED



NOTE:
(1) BASED ON IBES ESTIMATE
(2) ASSUMES SYNERGIES ARE FULLY RECOGNIZED
(3) EXCLUSIVE OF ONE-TIME CHARGES

[LOGO]             SUBSTANTIALLY IMPROVES
                       PROFITABILITY

                                             PRO FORMA
                           FATN      DEP      COMBINED
PERFORMANCE MEASURE        3Q97     3Q97          3Q97
------------------------------------------------------

ROE                        16.8%    15.1%      19 - 20 %
ROA                         1.4%     1.4%     1.6 - 1.8%
NIM                         4.1%     4.9%     4.4 - 4.5%
EFFICIENCY                 54.8%    60.8%         <50.0%
(BANKING BUSINESS)


[LOGO]                       MINIMAL
                          INTEGRATION RISK

Common Strategies

- Business line organization

- Centralized operations and technology

- Centralized staff

- Standardized products

- Superior credit quality

- Shared commitment to customer

[LOGO]             COMPLEMENTARY
                     STRENGTHS

[]  FIRST AMERICAN
  - Majority of franchise serves attractive growth markets
  - Rapidly growing non-bank fee businesses
    (Enterprises)
  - State-of-the-art customer information

[]  DEPOSIT GUARANTY
  - Market source for low cost funding
  - Excess liquidity
  - Mortgage servicing efficiency




[LOGO]                             BROADENS
                                MANAGEMENT TEAM

                                 PRE-ACQUISITION          POST-ACQUISITION       RESPONSIBILITIES
Dennis C. Bottorff               Chairman & CEO -         Chairman & CEO -
                                 FAC                      FAC

E.B. Robinson, Jr.               Chairman & CEO -         Vice Chairman - FAC    Banking Operations
                                 Deposit Guaranty         President-FANB
                                                          Chief Oper. Officer

Dale W. Polley                   President - FAC/FANB     President - FAC        Administrative
                                                                                 Functions

Robert A. McCabe, Jr.            Vice Chairman - FAC      Vice Chairman - FAC    Non-banking
                                 President - FAE          President - FAE        Operation

[LOGO]                 AGENDA

[] Attractive Combination

[] Overview of Transaction

[] Building Shareholder Value

[] Conclusion





[LOGO]           TERMS OF TRANSACTION

Fixed Exchange Ratio:             - 1.17 shares of First American
                                  stock for each share of Deposit Guaranty
                                  - Tax Free Exchange

Purchase Price Per Share:         $64.06 (based on FATN 12/5/97 closing price)

Other Terms:                      19.9% Stock option from DEP to FATN

Transaction Value:                $2.7 Billion

Accounting:                       Pooling of Interests

Expected Closing                  2nd Quarter of 1998

Expected Conversion               Within 12 months

             [LOGO] ACCRETIVE TO EARNINGS

                                   -----     -----
                                    1998      1999
                                   -----     -----
First American -- IBES             $2.68     $2.97
Deposit Guaranty -- IBES           $2.51     $2.71

--------------------------------------------------
ESTIMATED AFTER-TAX ADJ.           ($MM)     ($MM)
------------------------           -----     -----
  Expense Efficiencies             $19.9     $39.8
  Revenue Enhancements             $ 6.0     $12.0
                                   ---------------
Total Adjustments                  $25.9     $51.8
--------------------------------------------------

                                    EPS       EPS
                                   ----      ----
TOTAL EARNINGS OF COMBINED         $2.68     $3.15

ACCRETION TO EPS                   $0.00     $0.18


             [LOGO] SYNERGY OPPORTUNITIES

[] Expected Cost Savings of $68MM
   - 25% of Deposit Guaranty's expense base
   - Synergies start in 1998

[] Projected Revenue Enhancements of $20MM
   - 7.5% of Deposit Guaranty's expense base
   - Synergies start in 1998

[] Potential Earnings from Excess Capital
   - $10 million - 1998
   - $19 million - 1999
   - Not included in synergies or EPS calculation

                [LOGO]    RESTRUCTURING AND
                        MERGER-RELATED COSTS

                              ($millions)
Severance/Retention              $ 27
Systems Conversions                13
Facilities Contracts               18
Other                              29
     Sub-Total                   $ 87
Charitable Foundation              15
     Total                       $102


                           [LOGO] PRO FORMA ANALYSIS

SIZE($MM)
----                               -------        ------         -------
Market Value (12/5/97)             $ 3,197        $2,138         $ 5,335
Assets                              10,562         6,839          17,401
Loans                                7,152         4,353          11,505
Deposits                             7,701         5,283          12,985
Common Equity                          889           624           1,513

PROFITABILITY
-------------
ROA                                    1.4%          1.4%            1.7%
ROE                                   16.8%         15.1%           19.6%
Net. Int. Margin                       4.1%          4.9%            4.4%
Efficiency                            54.8%         60.8%          <50.0%
Fees/Revenues                           40%           33%             40%

ASSET QUALITY
-------------
NPA Ratio                             0.31%         0.65%           0.45%
NCO Ratio                             0.18%         0.65%(3)        0.37%(3)

Note:

(1)  Financial information for the quarter ending 9/30/97.
(2)  Includes cost savings and revenue enhancements of 32.5%.
(3)  Exclusive of one large DEP loan = 0.16%; Pro Forma = .017%.

                           [LOGO] TRANSACTION PRICING
                                   COMPARISON
                           --------------------------
[] Significant increases in bank stock trading multiples, including First
   American's, make Deposit Guaranty transaction multiples appear higher than recent market transactions

[] Relative multiples compare favorably

                           [LOGO] TRANSACTION PRICING
                                   COMPARISON
                           --------------------------

                                                                As a % of Buyer's
                                                                    Multiple
                                                                 --------------
                                      Transaction      Buyer's     Transaction
                      Transaction    Forward Year   Forward Year  Forward Year
                      Forward Year    EPS Multiple       EPS       EPS Multiple
Acquiror/Acquiree    EPS Multiple   with Synergies    Multiple     w/Synergies
-----------------    ------------   --------------  ------------  -------------
NB/BOAT                  15.2x          10.3x          10.3x          100%
ONE/FCOM                 20.1           12.9           13.7            94
FTU/SBK                  20.5            9.8           12.5            78
NB/BBI                   20.8            9.6           12.6            76
FTU/FFB                  10.9            7.6            7.7            98
FTU/CFL                  19.6           11.4           13.2            87
NCC/FOA                  22.3           12.0           16.6            72
-------------------------------------------------------------------------------
FATN/DEP                 25.3x          16.9x          20.4x           83%
-------------------------------------------------------------------------------

[LOGO]                              FAVORABLE
                                 GIVE/GET RATIO

                                LAST                                                          OWNERSHIP
                              QUARTER                         BOOK             SELLER'S       PREMIUM TO
ACQUIROR/ACQUIREE             EARNINGS            ASSETS      VALUE           OWNERSHIP        EARNINGS
ONE/FCOM                       6.4%               7.5%         7.2%              8.6%           34.8%
FTU/SBK                        7.0                7.7          8.6              10.8            53.2
NB/BBI                        17.1               15.5         15.1              23.9            39.8
FTU/FFB                       32.3               31.3         32.6              39.9            23.5
FTU/CFL                       26.6               23.4         20.9              34.8            30.8
NCC/FOA                       27.9               29.2         29.6              32.7            17.2
FATN/DEP                      38.7%              39.7%        41.6%             45.7%           18.1%




[LOGO]                         GEOGRAPHIC PRESENCE

                                   PRO FORMA
                                 #OF        DEPOSITS       %MARKET
RANK           STATE          BRANCHES        (MM)          SHARE
 2           Tennessee           150        $ 6,996         12.0%
 2           Mississippi         105          3,438         14.1
 5           Louisiana            52          1,757          4.3
31           Virginia             19            305          0.4
14           Arkansas              6            272          1.0
31           Kentucky              4            194          0.5

               TOTALS            336        $12,962


                                     [MAP]

[ ] First American
[ ] Deposit Guaranty
[ ] Overlap

      [Appearing here is a map portraying the pro forma geographic layout of the combined company's branch system.]

Note: (1) Deposits as of 6/30/96. Includes all pending and completed transactions through 11/21/97.

[LOGO]

                              GEOGRAPHIC PRESENCE

                                             DEPOSITS                    % OF
MARKETS                                        ($MM)             FRANCHISE DEP.
DEP
 Fast Growing Mkts                             $2.3                    42%
 Slow Growing Mkts w/High Mkt Share            $1.9                    35%
 Other Mkts                                    $1.3                    23%


FATN
 Fast Growing Mkts                             $5.2                    71%
 Slow Growing Mkts w/High Mkt Share            $ .9                    12%
 Other Mkts                                    $1.2                    17%

PRO FORMA
 Fast Growing Mkts                             $7.5                    60%
 Slow Growing Mkts w/High Mkt Share            $2.8                    21%
 Other Mkts                                    $2.5                    19%



[LOGO]
                              NON-BANK ACTIVITIES

[]INVEST
     -Largest third-party marketer of investment and insurance products -400+clients in 43 states
     -1900 registered reps selling $3 billion of investment products

[]SSI
     -Third largest processor of hospital healthcare claims in the U.S. -550 hospital clients in 44 states
     -$29 billion of claims processed annually

[]MORTGAGE SERVICING
     -Approximately $5 billion servicing portfolio
     -Eight States
     -Very efficient cost of service

[LOGO]                               AGENDA

[]ATTRACTIVE COMBINATION
[]OVERVIEW OF TRANSACTION
[]BUILDING SHAREHOLDER VALUE
[]CONCLUSION




[LOGO]                      BENEFITS OF ACQUISITION:

                       MOVES FIRST AMERICAN CLOSER TO ITS
                               GOAL OF "SWEET 16"

[LOGO]              FIRST AMERICAN'S GOAL

TO PRODUCE RESULTS CONSISTENT WITH THE HIGHEST PERFORMING, MOST HIGHLY VALUED COMPANIES IN THE INDUSTRY - "SWEET 16"

     "SWEET-16" PERFORMANCE
- Current Median ROE = 20.1%
- Current Median ROA - 1.64%
- Current Median Price-to-Book Multiple = 4.4X




[LOGO]              FIRST AMERICAN GOALS
                        (end of 2000)

- Soundness:
  - remain conservative

- Profitability
  -ROE > 19.50%
       -
  -ROA >  1.60%
       -

- Efficiency in the banking business < 50%
                                     -

- Growth
  - EPS growth 10-15% (CAGR)

[LOGO]                FIRST AMERICAN
                       PERFORMANCE

    [] First American is Closing the Gap on "Sweet 16" Performance

               ROA                             ROE
             [GRAPH]                         [GRAPH]


Represents the median of each group in each year.


       Appearing here is a graph showing the ROA for the High Performing peer group and First American for years 1991-1996 and third quarter 1997.


       Appearing here is a graph showing the ROE for the High Performing peer group and First American for years 1991-1996 and third quarter 1997.


[LOGO]                  ACQUISITION WILL
                       ACCELERATE PROGRESS:


[] Increased Profitability

[] Enhanced Earnings Growth
   - Neutral to 1998
   - Accretive to 1999

[LOGO]               FINANCIAL BENEFITS
                     OF THE ACQUISITION:


[] Increased Profitability
   - ROA
   - ROE
   - Margin
   - Cost of Deposits
   - Liquidity
   - Efficiency




[LOGO]              INCREASED
                  PROFITABILITY


                       ROA
                     [GRAPH]

       Appearing here is a graph showing historical ROA for "Sweet-16" and First American plus the proforma results of the combined company's
                       ROA for the third quarter of 1997.

Note: Assumes synergies are fully recognized

                                [LOGO] INCREASED
                                 PROFITABILITY

                                    [GRAPH]

       Appearing here is a graph showing historical ROE for "Sweet-16" and First American plus the proforma results of the combined company's
                       ROE for the third quarter of 1997.


                            [LOGO] INCREASED MARGIN

                                    [GRAPH]

         Appearing here is a graph showing 1996 and third quarter 1997 net interest margin for FATN and DEP.

                         [LOGO] LOWER COST OF DEPOSITS

                                    [GRAPH]

     Appearing here is a graph showing the historical cost of deposits for FATN and DEP for 1995, 1996, and the third quarter 1997.



                         [LOGO] LOWER COST OF DEPOSITS

                                    [GRAPH]

  Appearing here is a graph showing historical cost of deposits for the U.S.,
                 Tennessee, and Mississippi for 1995 and 1996.

                           [LOGO] INCREASED LIQUIDITY

                                    [GRAPH]

    Appearing here is a graph showing historical loan-to-deposit ratios for FATN and DEP for 1995, 1996, and third quarter 1997.


                           [LOGO] IMPROVED EFFICIENCY

                                    [GRAPH]

   Appearing here is a graph showing third quarter 1997 efficiency ratios for
                 FATN, DEP, and the proforma combined company.

                           [LOGO] IMPROVED EFFICIENCY


[] Efficiency Will Improve As A Result Of:

   - A wider margin

   - Lower Costs & Higher Revenue
     > Traditional consolidation cost savings
     > Leveraging First American's expertise in executing three of its key strategies



                             [LOGO] FIRST AMERICAN
                                STRATEGIC FOCUS

[] Focus the Bank on Targeted Profitable Segments Where we can Maintain
   Competitiveness by Offering a "Tailored Solution" Value Proposition

[] Continually Lower the Cost of Distribution in the Bank

[] Transform the Organization from a Bank to a Financial Services Company

                             [LOGO] TRANSITION TEAM

                      [] E. B. Robinson, Jr. - Operations
                      [] Dale W. Polley - Administration



                                 [LOGO] AGENDA

                    [] Attractive Combination
                    [] Overview of Transaction
                    [] Building Shareholder Value
                       -Recognizing the Synergies
                    [] Conclusion

                            [LOGO] TRADITIONAL COST
                                   SYNERGIES

[] Traditional Cost Synergies Related To:

   - Executive & Administration - $23MM
     > Represents approximately 42% of Finance, Human Resources, Facilities,
       Credit Policy, and Executive and Administration Costs

   - Operations/Technology - $16MM
     > Represents approximately 38% of total Ops/Tech costs


                           [LOGO] STRATEGIC SYNERGIES

[] Focus the Bank on Targeted Profitable Segments...
   - Enhanced customer profitability focus $11MM
   - Proactive small business focus - $4MM

[] Lower the Cost of Distribution...
   - Retail, corporate asset mgmt. and mortgage - $29MM
   - Represents approximately 18% of total retail, corporate and mortgage costs

[] Transform From Bank to Financial Services Company
   - Asset management group (increased investment sales) - $5MM

                                [LOGO] SYNERGIES
[] Cost:

   - Executive & Administration - $23MM
   - Operations/Technology - $16MM
   - Retail, Corporate, Asset Mgmt. and Mortgage - $29MM

[] Revenue:

   - Enhanced Customer Profitability Information $11MM
   - Asset Mgmt. Group (Increased Investment Sales) - $5MM
   - Proactive Small Business Focus - $4MM

[] Total:
   - $88MM



                               [LOGO] CONCLUSION

                             GIANT STEP TOWARD HIGH

                                  PERFORMANCE